Elections and Variables

to the ISDA Credit Support Annex

dated as of  May 31, 2007

between

Credit Suisse International	and

Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee on behalf of Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2, created under the Pooling and Servicing Agreement in respect of Asset Backed Pass-Through Certificates, Series AMQ 2007-HE2

_______________________________________ ("Party A")		_________________________________________ ("Party B")

Paragraph 13.

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:

None.

With respect to Party B:

None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

“Delivery Amount” has the meaning specified in Paragraph 3(a), except that:

(I)

the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced with the words “not later than the close of business on each Valuation Date”;

 (II)

the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.” shall be deleted in its entirety and replaced with the following:

“The “Delivery Amount” applicable to the Pledgor for any Valuation Date will equal the greatest of:

(1)

the amount by which (a) the Moody’s Credit Support Amount for such Valuation Date exceeds (b) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

(2)

the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of  all Posted Credit Support held by the Secured Party.”; and

(III)

if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor’s Minimum Transfer Amount, the Pledgor will transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

(B)

“Return Amount” has the meaning specified in Paragraph 3(b), except that:

(I)

the sentence beginning “Unless otherwise specified in Paragraph 13” and ending “(ii) the Credit Support Amount.” shall be deleted in its entiretly and replaced with the following:

“The “Return Amount” applicable to the Secured Party for any Valuation Date will equal the least of:

(1)

the amount by which (a) the Moody’s Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody’s Credit Support Amount for such Valuation Date, and

(2)

the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date.”; and

(II)

in no event shall the Secured Party be required to transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such transfer, the Delivery Amount would be greater than zero.

(C)

Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

(D)

The term “Credit Support Amount” shall not apply.

(E)

Moody’s Credit Support Amount means, for any Valuation Date:

(i)

if the Moody’s Threshold for such Valuation Date is zero and either (a) a Moody's Rating Event is not continuing or (b) a Moody’s Rating Event is continuing but less than 30 Local Business Day have elapsed since the last time that such Moody's Rating Event first occurred, an amount in USD equal to the greater of (1) the sum of (a) the Secured Party’s Exposure and (b) the First Trigger Collateral Amount (as defined below) for each Transaction hereunder and (2) zero;

(ii)

so long as a Moody's Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since such Moody's Rating Event first occurred, an amount in USD equal to the greatest of (1) the sum of (a) the Secured Party’s Exposure and (b) the Second Trigger Collateral Amount (as defined below) for each Transaction hereunder, (2) an amount equal to the Floating Amount payable by Party A pursuant to each Transaction hereunder in respect of the first Floating Rate Payer Payment Date scheduled to occur on or after such Valuation Date and (3) zero;

(F)

S&P Credit Support Amount means, for any Valuation Date:

(i)

if the S&P Threshold for such Valuation Date is zero and either (i) an S&P Ratings Event is not continuing or (ii) an S&P Ratings Event is continuing but such S&P Ratings Event was not continuing when this Annex was executed and less than 10 Local Business Days have elapsed since such S&P Ratings Event first occurred, an amount equal to the Secured Party’s Exposure;

(ii)

if the S&P Threshold for such Valuation Date is zero and either  (i) an S&P Ratings Event has occurred and is continuing and (ii) either such S&P Ratings Event was continuing when this Annex was executed or 10 or more Local Business Days have elapsed since such  S&P Ratings Event first occurred, an amount equal to 125% of the Secured Party’s Exposure; or

(iii)

if the S&P Threshold is infinity, zero.

(G)

Certain definitions:

First Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the table in Exhibit A hereto.

Moody’s Value  means, on any date and with respect to any Eligible Collateral, the bid price obtained by the Valuation Agent,  the multiplied by the applicable Moody’s Valuation Percentage.

S&P Value  means, on any date and with respect to any Eligible Collateral, the bid price obtained by the Valuation Agent, or in the case of Cash the amount thereof, multiplied by the applicable S&P Valuation Percentage.

Second Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the applicable table in Exhibit B hereto.

(ii)

Eligible Collateral.  On any date, the following items will qualify as "Eligible Collateral" for  Party A:

(A)

Valuation Percentage S&P

Instrument	S&P Collateralization Event	S&P Ratings Event

(i) Cash	100%	80%

(ii) Coupon-bearing negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date of less than 5 years	98.0%	78.4%

(iii) Coupon-bearing negotiable debt obligations issued after 18 July 1984 by the U.S. Treasury Department having a residual maturity on such date equal to or greater than 5 years but less than or equal to 10 years	92.6%	74.1%

S&P Valuation Percentage means, with respect to a Valuation Date and each instrument in the above table (i) so long as the S&P Threshold for such Valuation Date is zero and either (A) an S&P Ratings Event is not continuing or (B) an S&P Ratings Event is continuing but less than 10 Local Business Days have elapsed since such S&P Ratings Event first occurred, the corresponding percentage for such instrument in the column headed "S&P Collateralization Event" or (ii) so long as the S&P Threshold for such Valuation Date is zero (A) an S&P Ratings Event has occurred and is continuing and (B) at least 10 Local Business Days have elapsed since such S&P Ratings Event first occurred, the corresponding percentage in the column headed "S&P Ratings Event."

 (B)

Valuation Percentage Moody's

	Moody's Collateralization Event		Moody's Rating Event
INTRUMENT	Daily	Weekly	Daily	Weekly
U.S. Dollar Cash	100%	100%	100%	100%
Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department with Remaining Maturity
<1 Year	100%	100%	100%	100%
1 to 2 years	100%	100%	99%	99%
2 to 3 years	100%	100%	98%	98%
3 to 5 years	100%	100%	97%	97%
5 to 7 years	100%	100%	96%	95%
7 to 10 years	100%	100%	94%	94%
10 to 20 years	100%	100%	90%	89%
More than 20 years	100%	100%	88%	87%
Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department
All Maturities	100%	100%	99%	99%

Moody's Valuation Percentage means, with respect to a Valuation Date and each instrument in the above table (i) so long as the Moody’s Threshold for such Valuation Date is zero and either (A) a Moody's Ratings Event is not continuing or (B) a Moody’s Ratings Event is continuing but less than 30 Local Business Days have elapsed since such Moody's Ratings Event first occurred, the corresponding percentage for such instrument in the column headed "Moody's Collateralization Event" or (ii) so long as (A) a Moody's Ratings Event has occurred and is continuing and (B) at least 30 Local Business Days have elapsed since such Moody's Ratings Event first occurred, the corresponding percentage in the column headed "Moody's Ratings Event."

(iii)

Other Eligible Support.  None.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Party A:  Not applicable.

"Independent Amount" means with respect to Party B:  Not applicable.

(B)

“Moody’s Threshold”  means, with respect to Party A and any Valuation Date, if (I) a Moody's Collateralization Event has occurred and is continuing and such Collateralization Event has been continuing for at least 30 Local Business Days or since this Annex was executed or (II) if a Moody’s Ratings Event has occurred and is continuing  and 30 or more Local Business Days have elapsed since such Moody’s Ratings Event first occurred, zero; otherwise, infinity.

“S&P Threshold” means, with respect to Party A and any Valuation Date, if (I) an S&P Collateralization Event has occurred and is continuing and such Collateralization Event has been continuing for at least 10 Local Business Days or since this Annex was executed or (II) if (x) an S&P Ratings Event has occurred and is continuing and (y) either such S&P Ratings Event was continuing when this Annex was executed or 10 or more Local Business Days have elapsed since such S&P Ratings Event first occurred, zero; otherwise, infinity.

(C)

"Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B;  provided, however, that if the aggregate Certificate Principal Balance of Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

(D)

Rounding.  The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000.  The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)

Valuation and Timing.

(i)

"Valuation Agent" means Party A.  Calculations by Party A will be made by reference to commonly accepted market sources.

(ii)

"Valuation Date" means,

(A)

in the event that a Collateralization Event other an S&P Collateralization Event has occurred and is continuing, each Local Business Day which, if treated as a Valuation Date, would result in a Delivery Amount or a Return Amount; and

(B)

in the event that only an S&P Collateralization Event has occurred and is continuing, or a Ratings Event has occurred and is continuing, the last Local Business Day of each calendar week.

(iii)

"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party's Rights and Remedies.

No events shall constitute a "Specified Condition."

(e)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days’ notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)

Dispute Resolution.

(i)

"Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)

with respect to any Cash; the amount thereof; and

(B)

with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

(iii)

Alternative.  The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians:

The Trustee (as defined in the (PSA) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).  If at any time the Trustee does not have a short-term unsecured and unsubordinated debt rating of “A-1” from S&P, the Trustee must be replaced as custodian by an entity with a short-term unsecured and unsubordinated debt rating of “A-1” from S&P.

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.  Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii) unless book entry securities are delivered in which event Party B shall have the rights specified in Paragraphs 6(c)(i) and 6(c)(ii).

(h)

Distributions and Interest Amount.

(i)

Interest Rate.   The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).

There are no additional representations by either party.

(j)

Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(i)  shall be given to or made at the following addresses:

If to Party A:

Address:

One Cabot Square

London E14 4QJ

England

Telephone:

44 20 7888 3083

Facsimile:

44 20 7883 7987

Attention:

Collateral Management Unit

If to Party B:

As set forth in Part 4(a) of the Schedule;

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph)  to the other party;

(ii)

shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)

Address for Transfers.

Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

Party B:  Wells Fargo Bank, N.A.

ABA 121 000 248

Account Name:  Corporate Trust Clearing

Account Number 3970771416

FFC:  53156001, ABSC AMQ 2007- HE2 Interest Rate Swap Account

(l)

Other Provisions.

(i)

Additional Definitions

As used in this Annex:

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree); and

"transaction-specific hedges" has the meaning given to such term in "Framework for De-linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions Moody's Methodology" published by Moody's Investors Service and dated May 25, 2006.

(ii)

Events of Default

Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

"For the purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after the notice of that failure is given to that party, except that (A) if such failure would constitute an Additional Termination Event under another provision of this Agreement and (B) no more than 30 Local Business Days have elapsed since the last time that no Moody's Rating Event has occurred and was continuing, then such failure shall be an Additional Termination Event and not an Event of Default".

.

(iii)

Return of Fungible Securities

In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

(iv)

Covenants of the Pledgor

So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

(v)

No Counterclaim

A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

(vi)

Reserved

(vii)

Security and Performance

Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

(viii)

Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(ix)

Reserved

(x)

Expenses.

Notwithstanding Paragraph 10(a), the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer costs involved in the Transfer of Eligible Collateral from the Pledgor to the Secured Party (or any agent or custodian for safekeeping of the Secured Party) or from the Secured Party (or any agent or custodian for safekeeping of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

Credit Suisse International

Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee on behalf of Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2, created under the Pooling and Servicing Agreement in respect of Asset Backed Pass-Through Certificates, Series AMQ 2007-HE2

By: /s/ Kamel Ouchikh Name: Kamel Ouchikh Title: Authorized Signatory	By: /s/ Sandra Whalen Name: Sandra Whalen Title: Vice President
By: /s/ Vittorio Scialoja Name: Vittorio Scialoja Title: Authorized Signatory

EXHIBIT A

FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

For Transactions that are swaps, caps, floors and transaction-specific hedges:

Weighted Average Life of Hedge in Years	Single Currency Hedges		Currency Hedges
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
1 year or less	0.15%	0.25%	1.10%	2.20%
2 years or less but more than 1 year	0.30%	0.50%	1.20%	2.40%
3 years or less but more than 2 years	0.40%	0.70%	1.30%	2.60%
4 years or less but more than 3 years	0.60%	1.00%	1.40%	2.80%
5 years or less but more than 4 years	0.70%	1.20%	1.50%	2.90%
6 years or less but more than 5 years	0.80%	1.40%	1.60%	3.10%
7 years or less but more than 6 years	1.00%	1.60%	1.60%	3.30%
8 years or less but more than 7 years	1.10%	1.80%	1.70%	3.40%
9 years or less but more than 8 years	1.20%	2.00%	1.80%	3.60%
10 years or less but more than 9 years	1.30%	2.20%	1.90%	3.80%
11 years or less but more than 10 years	1.40%	2.30%	1.90%	3.90%
12 years or less but more than 11 years	1.50%	2.50%	2.00%	4.00%
13 years or less but more than 12 years	1.60%	2.70%	2.10%	4.10%
14 years or less but more than 13 years	1.70%	2.80%	2.10%	4.30%
15 years or less but more than 14 years	1.80%	3.00%	2.20%	4.40%
16 years or less but more than 15 years	1.90%	3.20%	2.30%	4.50%
17 years or less but more than 16 years	2.00%	3.30%	2.30%	4.60%
18 years or less but more than 17 years	2.00%	3.50%	2.40%	4.80%
19 years or less but more than 18 years	2.00%	3.60%	2.40%	4.90%
20 years or less but more than 19 years	2.00%	3.70%	2.50%	5.00%
21 years or less but more than 20 years	2.00%	3.90%	2.50%	5.00%
22 years or less but more than 21 years	2.00%	4.00%	2.50%	5.00%
23 years or less but more than 22 years	2.00%	4.00%	2.50%	5.00%
24 years or less but more than 23 years	2.00%	4.00%	2.50%	5.00%
25 years or less but more than 24 years	2.00%	4.00%	2.50%	5.00%
26 years or less but more than 25 years	2.00%	4.00%	2.50%	5.00%
27 years or less but more than 26 years	2.00%	4.00%	2.50%	5.00%
28 years or less but more than 27 years	2.00%	4.00%	2.50%	5.00%
29 years or less but more than 28 years	2.00%	4.00%	2.50%	5.00%
More than 29 years	2.00%	4.00%	2.50%	5.00%

EXHIBIT B

SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):

Weighted Average Life of Hedge in Years	Single Currency Swaps		Currency Swaps
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
1 year or less	0.50%	0.60%	6.10%	7.25%
2 years or less but more than 1 year	1.00%	1.20%	6.30%	7.50%
3 years or less but more than 2 years	1.50%	1.70%	6.40%	7.70%
4 years or less but more than 3 years	1.90%	2.30%	6.60%	8.00%
5 years or less but more than 4 years	2.40%	2.80%	6.70%	8.20%
6 years or less but more than 5 years	2.80%	3.30%	6.80%	8.40%
7 years or less but more than 6 years	3.20%	3.80%	7.00%	8.60%
8 years or less but more than 7 years	3.60%	4.30%	7.10%	8.80%
9 years or less but more than 8 years	4.00%	4.80%	7.20%	9.00%
10 years or less but more than 9 years	4.40%	5.30%	7.30%	9.20%
11 years or less but more than 10 years	4.70%	5.60%	7.40%	9.30%
12 years or less but more than 11 years	5.00%	6.00%	7.50%	9.50%
13 years or less but more than 12 years	5.40%	6.40%	7.60%	9.70%
14 years or less but more than 13 years	5.70%	6.80%	7.70%	9.80%
15 years or less but more than 14 years	6.00%	7.20%	7.80%	10.00%
16 years or less but more than 15 years	6.30%	7.60%	7.90%	10.00%
17 years or less but more than 16 years	6.60%	7.90%	8.00%	10.00%
18 years or less but more than 17 years	6.90%	8.30%	8.10%	10.00%
19 years or less but more than 18 years	7.20%	8.60%	8.20%	10.00%
20 years or less but more than 19 years	7.50%	9.00%	8.20%	10.00%
21 years or less but more than 20 years	7.80%	9.00%	8.30%	10.00%
22 years or less but more than 21 years	8.00%	9.00%	8.40%	10.00%
23 years or less but more than 22 years	8.00%	9.00%	8.50%	10.00%
24 years or less but more than 23 years	8.00%	9.00%	8.60%	10.00%
25 years or less but more than 24 years	8.00%	9.00%	8.60%	10.00%
26 years or less but more than 25 years	8.00%	9.00%	8.70%	10.00%
27 years or less but more than 26 years	8.00%	9.00%	8.80%	10.00%
28 years or less but more than 27 years	8.00%	9.00%	8.80%	10.00%
29 years or less but more than 28 years	8.00%	9.00%	8.90%	10.00%
More than 29 years	8.00%	9.00%	9.00%	10.00%

For Transactions that are caps, floors, swaptions and transaction-specific hedges:

Weighted Average Life of Hedge in Years	Single Currency Hedges		Currency Hedges
	Valuation Dates:
	Daily	Weekly	Daily	Weekly
1 year or less	0.65%	0.75%	6.30%	7.40%
1 year or less	0.65%	0.75%	6.30%	7.40%
2 years or less but more than 1 year	1.30%	1.50%	6.60%	7.80%
3 years or less but more than 2 years	1.90%	2.20%	6.90%	8.20%
4 years or less but more than 3 years	2.50%	2.90%	7.10%	8.50%
5 years or less but more than 4 years	3.10%	3.60%	7.40%	8.90%
6 years or less but more than 5 years	3.60%	4.20%	7.70%	9.20%
7 years or less but more than 6 years	4.20%	4.80%	7.90%	9.60%
8 years or less but more than 7 years	4.70%	5.40%	8.20%	9.90%
9 years or less but more than 8 years	5.20%	6.00%	8.40%	10.20%
10 years or less but more than 9 years	5.70%	6.60%	8.60%	10.50%
11 years or less but more than 10 years	6.10%	7.00%	8.80%	10.70%
12 years or less but more than 11 years	6.50%	7.50%	9.00%	11.00%
13 years or less but more than 12 years	7.00%	8.00%	9.20%	11.30%
14 years or less but more than 13 years	7.40%	8.50%	9.40%	11.50%
15 years or less but more than 14 years	7.80%	9.00%	9.60%	11.80%
16 years or less but more than 15 years	8.20%	9.50%	9.80%	12.00%
17 years or less but more than 16 years	8.60%	9.90%	10.00%	12.00%
18 years or less but more than 17 years	9.00%	10.40%	10.10%	12.00%
19 years or less but more than 18 years	9.40%	10.80%	10.30%	12.00%
20 years or less but more than 19 years	9.70%	11.00%	10.50%	12.00%
21 years or less but more than 20 years	10.00%	11.00%	10.70%	12.00%
22 years or less but more than 21 years	10.00%	11.00%	10.80%	12.00%
23 years or less but more than 22 years	10.00%	11.00%	11.00%	12.00%
24 years or less but more than 23 years	10.00%	11.00%	11.00%	12.00%
25 years or less but more than 24 years	10.00%	11.00%	11.00%	12.00%
26 years or less but more than 25 years	10.00%	11.00%	11.00%	12.00%
27 years or less but more than 26 years	10.00%	11.00%	11.00%	12.00%
28 years or less but more than 27 years	10.00%	11.00%	11.00%	12.00%
29 years or less but more than 28 years	10.00%	11.00%	11.00%	12.00%
More than 29 years	10.00%	11.00%	11.00%	12.00%